                                                                   Exhibit 10.14


                           SECOND AMENDMENT TO LEASE
                           -------------------------


     SECOND AMENDMENT TO LEASE dated as of this 27 day of April, 2000, by
                                                --        -----
and between Mortimer B. Zuckerman and Edward H. Linde as TRUSTEES OF ELANDZEE TRUST under Declaration of Trust dated March 27, 1972, recorded with the Middlesex South District Registry of Deeds in Book 12237, Page 161 as amended by instrument dated January 23, 1991 recorded with said Registry of in Book 20987, Page 157, but not individually ("Landlord") and CENTRA SOFTWARE, INC., a Delaware corporation ("Tenant").


                                 R E C I T A L S
                                 ---------------

     By Lease dated July 21, 1999, (the "Lease"), Landlord did lease to Tenant and Tenant did lease from Landlord 19,349 square feet of rentable floor area (the "Rentable Floor Area of the Initial Premises") on the second floor of the building (the "Building") known as and numbered 430 Bedford Street, Lexington, Massachusetts (referred to in the Lease as the "Premises" or "Tenant's Space") and hereinafter sometimes referred to as the "Initial Premises".

     By First Amendment to Lease dated as of October 12, 1999 (the "First Amendment"), Landlord and Tenant increased the size of the Initial Premises by adding thereto 3,490 square feet of rentable floor area (referred to in the First Amendment as the "Rentable Floor Area of the Additional Premises" and hereinafter sometimes referred to as the "Rentable Floor Area of the First Additional Premises") on the first floor of the Building, which space is shown on Exhibit A attached to such First Amendment (referred to in the First Amendment as the "Additional Premises" and hereinafter sometimes referred to as the "First Additional Premises").

     Tenant has determined to Lease from Landlord (i) an additional 14,029 square feet of rentable floor area (the "Rentable Floor Area of the Second Additional Premises A") consisting of 10,181 square feet on the third floor of the Building and 3,848 on the second floor of the Building, which space is shown on Exhibit A attached hereto as Second Additional Premises A (hereinafter sometimes referred to as the "Second Additional Premises A"), (ii) an additional 3,628 square feet of rentable floor area (the "Rentable Floor Area of the Second Additional Premises B") on the third floor of the Building, which space is shown on Exhibit A attached hereto as Second Additional Premises B (hereinafter sometimes referred to as the "Second Additional Premises B"), and (iii) an additional 3,159 square feet of rentable floor area (the "Rentable Floor Area of Second Additional Premises C") on the third floor of the Building, which space is shown on Exhibit A attached hereto as Second Additional Premises C (hereinafter sometimes referred to as the "Second Additional Premises C") upon all of the same terms and conditions contained in the Lease as amended, except as otherwise provided in this Second Amendment to Lease (the "Second Amendment"). The Second Additional Premises A, the Second Additional Premises B and the Second Additional Premises C contain a total of 20,816 square feet of rentable floor area (the "Rentable Floor Area of the Second Additional Premises") and are hereinafter sometimes collectively referred to as the "Second Additional Premises".

     In addition, Landlord and Tenant have agreed to (i) provide Tenant with a right to offer to lease 5,873 square feet of rentable floor area on the first floor of the Building shown on Exhibit B-1 attached hereto as Offer Premises A (hereinafter sometimes referred to as "Offer Premises A") and 5,043 square feet of rentable floor area on the first floor of the Building shown on Exhibit B-2 attached hereto as Offer Premises B (hereinafter sometimes referred to as "Offer Premises B") upon the terms set forth in this Second Amendment, (ii) increase the size of the Premises adding thereto an additional 5,643 square feet of rentable floor area (the "Rentable Floor Area of the Mandatory Expansion Premises") on the third floor of the Building (the "Mandatory Expansion Premises") if such Mandatory Expansion Premises shall become available for leasing prior to March 1, 2002 upon the terms set forth in this Second Amendment and (iii) extend the Term of the Lease for one (1) period of three (3) years and ten (10) months upon the terms and conditions contained in the Lease, except as set forth in this Second Amendment.

     Landlord and Tenant are entering into this instrument to set forth said leasing of the Second Additional Premises, to integrate the Second Additional Premises into the Lease, to set forth the leasing of the Mandatory Expansion Premises, to provide Tenant with a right of offer, to extend the Lease Term and to amend the Lease.

     NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

     1. (A) Effective as of the later of (i) May 1, 2000 or (ii) the date Landlord delivers the Second Additional Premises A to Tenant (the "Second Additional Premises A Commencement Date"), the Second Additional Premises A shall constitute a part of the "Premises" (and "Tenant's Space") demised to Tenant under the Lease, so that the Premises and Tenant's Space (as defined in Section 1.1 of the Lease, as amended) shall include the Second Additional Premises A.

          (B) Effective as of the later of (i) June 1, 2000 or (ii) the date Landlord delivers the Second Additional Premises B to Tenant (the "Second Additional Premises B Commencement Date"), the Second Additional Premises B shall constitute a part of the "Premises" (and "Tenant's Space") demised to Tenant under the Lease, so that the Premises and Tenant's Space (as defined in Section 1.1 of the Lease, as amended) shall include the Second Additional Premises B.

          (C) Effective as of the later of (i) May 1, 2000 or (ii) the date Landlord delivers the Second Additional Premises C to Tenant (the "Second Additional Premises C Commencement Date"), the Second Additional Premises C shall constitute a part of the "Premises" (and "Tenant's Space") demised to Tenant under the Lease, so that the Premises and Tenant's Space (as defined in Section 1.1 of the Lease, as amended) shall include the Second

Additional Premises C.

     2. The Term of the Lease for the entire Premises, which but for this Second Amendment is scheduled to expire on August 31, 2001, is hereby extended for one (1) period of three (3) years and ten (10) months commencing on September 1, 2001 and expiring on June 30, 2005 (the "Extended Term"), unless sooner terminated or extended in accordance with the provisions of the Lease, upon all the same terms and conditions contained in the Lease as herein amended.

     3. The remainder of the Term of the Lease after the applicable Commencement Date for the Initial Premises, the First Additional Premises, the Second Additional Premises A, the Second Additional Premises B and the Second Additional Premises C shall be coterminous. Accordingly, the definition of the "Term" as set forth in Section 1.1 of the Lease (as previously amended) is hereby further amended by adding the following thereto:

     Lease Term:    As to the Second Additional Premises A, a period beginning
     ----------     on the Second Additional Premises A Commencement Date and
                    ending on August 31, 2005, unless sooner terminated or extended as provided in the Lease as amended.

                    As to the Second Additional Premises B, a period beginning on the Second Additional Premises B Commencement Date and ending on August 31, 2005, unless sooner terminated or extended as provided in the Lease as amended.

                    As to the Second Additional Premises C, a period beginning on the Second Additional Premises C Commencement Date and ending on August 31, 2005, unless sooner terminated or extended as provided in the Lease as amended.

     4. Landlord and Tenant hereby acknowledge that the definition of "Extension Option" appearing in Section 1.1, and Section 8.20 of the Lease shall be deleted in their entirety and Tenant's only option to extend the term of the Lease beyond the expiration of the Extended Term shall be as provided in Section 5 hereinbelow.

     5. (A) Provided that at the time of exercise of the applicable option to extend and at the commencement date of the applicable extension option period
(i) there exists no Event of Default (defined in Section 7.1 of the Lease), (ii) the Lease is still in full force and effect, and (iii) Tenant has neither assigned the Lease nor sublet any portion of the Premises (except for an assignment or subletting permitted under Section 5.6.1 of the Lease, a subletting of less than twenty percent (20%) in the aggregate of the then Rentable Floor Area of the Premises or a subletting which shall by its terms expire prior to the commencement of the applicable extension option period), Tenant shall have the right to extend the Term of the Lease upon all the same terms, conditions, covenants and agreements contained in the Lease (except for the Annual Fixed Rent which shall be adjusted during the option periods as hereinbelow set forth) for two (2) periods of five (5) years each as hereinafter set forth.

          (B) If Tenant desires to exercise the applicable option to extend the Term, then Tenant shall give notice to Landlord, not earlier than twelve (12) months nor later than nine (9) months prior to the expiration of the Term as it may have been previously extended of Tenant's request for Landlord's quotation of the annual fair market rent for the Premises as of the commencement date of the applicable extension period, such quotation to be based on the use of the Premises as first class office space utilizing properties of a similar character within the Boston West Suburban market (including premises within the Complex if at the time such quotation is requested such premises shall be available for rent) (hereinafter called the "Annual Market Rent"). Within thirty (30) days after Landlord's receipt of Tenant's notice requesting such a quotation, Landlord shall notify Tenant of Landlord's quotation of the Annual Market Rent. Within fifteen (15) days after receipt by Tenant of Landlord's quotation of the Annual Market Rent, Tenant shall have the right to extend the Term by written notice to Landlord within said last mentioned 15-day period upon all of the same terms, conditions, covenants and agreements contained in the Lease except that the annual fixed rent for the applicable option period shall be equal to 95% of the Annual Market Rent as quoted by Landlord for the applicable option period; provided, however, in no event shall the annual fixed rent payable during the applicable option period be less than the annual fixed rent for the last year of the Term of the Lease as it may have been extended immediately prior to the applicable extended term and except further that the only extension options shall be those as set forth in this Section 5 which are unexercised. Upon the giving of such notice, the Lease and the Term of the Lease shall be extended, for the applicable option period, without the necessity for the execution of any additional documents (except that Landlord and Tenant agree to enter into an instrument in writing setting forth the fixed rent); and in such event all references to the Term or the term of the Lease shall be construed as referring to the Term, as so extended, unless the context clearly otherwise requires. Notwithstanding anything herein contained to the contrary, in no event shall Tenant have the right to exercise more than one extension option at a time and, further, Tenant shall not have the right to exercise its second extension option unless it has duly exercised its first extension option and be extended for more than ten (10) years after the expiration of the Extended Term.

          (C) Tenant's rights to extend the Term contained in this Section 5 shall apply to all the space then leased by Tenant including without limitation the Initial Premises, the First Additional Premises, the Second Additional Premises, the Mandatory Expansion Premises (if leased) and any expansion space leased by Tenant pursuant to Section 12 hereinbelow and not to any such space independently or to less than all of such space collectively.

     6. (A) Prior to September 1, 2001 Annual Fixed Rent for the Initial Premises shall continue to be paid as provided in the Lease.

          (B) Prior to September 1, 2001 Annual Fixed Rent for the First Additional Premises shall continue to be paid as provided in Section 3 of the First Amendment.

          (C) For the period commencing September 1, 2001 and continuing through the expiration of the Extended Term on June 30, 2005, Annual Fixed Rent for the Initial Premises and the First Additional Premises shall be payable at the annual rate of $662,331.00 (being the product of (i) $29.00 and (ii) the Rentable Floor Area of the Initial Premises and the Rentable Floor Area of the First Additional Premises (collectively being 22,839 square feet)).

          (D) During the period from the date which is sixty (60) days subsequent to the Second Additional Premises A Commencement Date ( the "Second Additional Premises A Rent Commencement Date") and continuing through June 30, 2005, Annual Fixed Rent for the Second Additional Premises A shall be payable at the annual rate of $406,841.00 (being the product of (i) $29.00 and (ii) the Rentable Floor Area of the Second Additional Premises A (being 14,029 square feet)).

          (E) During the period from the date which is sixty (60) days subsequent to the Second Additional Premises B Commencement Date (the "Second Additional Premises B Rent Commencement Date") and continuing through June 30, 2005, Annual Fixed Rent for the Second Additional Premises B shall be payable at the annual rate of $105,212.00 (being the product of (i) $29.00 and (ii) the Rentable Floor Area of the Second Additional Premises B (being 3,628 square feet )).

          (F) During the period from the date which is sixty (60) days subsequent to the Second Additional Premises C Commencement Date (the "Second Additional Premises C Rent Commencement Date") and continuing through June 30, 2005, Annual Fixed Rent for the Second Additional Premises C shall be payable at the annual rate of $91,611.00 (being the product of (i) $29.00 and (ii) the Rentable Floor Area of the Second Additional Premises C (being 3,159 square feet)).

          (G) Annual Fixed Rent for the Initial Premises, the First Additional Premises and the Second Additional Premises during the extension option periods (if exercised) shall be payable as provided in Section 5 of this Second Amendment.

     7. Notwithstanding that Tenant's payments for Annual Fixed Rent for the Second Additional Premises commence after the date the Lease Term commences for such space, Tenant shall comply with all other terms of the Lease with respect to the Second Additional Premises as of the applicable commencement date for such space as provided hereinabove.

     8. (A) For the purposes of computing Tenant's payments for operating expenses pursuant to Section 2.6 of the Lease as amended by Section 5 of the First Amendment, Tenant's payments for real estate taxes pursuant to Section 2.7 of the Lease as amended by Sections 5 and 6 of the First Amendment and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease as amended by Section 5 of the First Amendment), for the portion of the Term on and after the Second Additional Premises A Rent Commencement Date, the "Rentable Floor Area of the Premises" shall include the Rentable Floor Area of the Second Additional Premises A (being 14,029 square feet). For the portion of the Term prior to the Second Additional Premises A Rent Commencement Date, the "Rentable Floor Area of the Premises" shall continue to be as set forth in the lease as amended by Section 5 of the First

Amendment and this Section 8 for such purposes.

          (B) For the purposes of computing Tenant's payments for operating expenses pursuant to Section 2.6 of the Lease as amended by Section 5 of the First Amendment, Tenant's payments for real estate taxes pursuant to Section 2.7 of the Lease as amended by Sections 5 and 6 of the First Amendment to Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease as amended by Section 5 of the First Amendment), for the portion of the Term on and after the Second Additional Premises B Rent Commencement Date, the "Rentable Floor Area of the Premises" shall include the Rentable Floor Area of the Second Additional Premises B (being 3,628 square feet). For the portion of the Term prior to the Second Additional Premises B Rent Commencement Date, the "Rentable Floor Area of the Premises" shall continue to be as set forth in the lease as amended by Section 5 of this First Amendment and this Section 8 for such purposes.

          (C) For the purposes of computing Tenant's payments for operating expenses pursuant to Section 2.6 of the Lease as amended by Section 5 of the First Amendment, Tenant's payments for real estate taxes pursuant to Section 2.7 of the Lease as amended by Sections 5 and 6 of the First Amendment to Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease as amended by Section 5 of the First Amendment), for the portion of the Term on and after the Second Additional Premises C Commencement Date, the "Rentable Floor Area of the Premises" shall include the Rentable Floor Area of the Second Additional Premises C (being 3,159 square feet). For the portion of the Term prior to the Second Additional Premises C Rent Commencement Date, the "Rentable Floor Area of the Premises" shall continue to be as set forth in the Lease as amended by Section 5 of this First Amendment and this Section 8 for such purposes.

     9. (A) For the purposes of computing Tenant's payments for operating expenses pursuant to Section 2.6 of the Lease as amended by Section 5 of the First Amendment, (i) with respect to the Initial Premises and the First Additional Premises for the portion of the Lease Term on and after September 1, 2001 and (ii) with respect to the Second Additional Premises, the definition of "Base Operating Expenses" contained in Section 1.1 of the Lease shall be deleted in its entirety and replaced with the following:

               BASE OPERATING EXPENSES: Landlord's Operating Expenses (as hereinafter defined in Section 2.6) for calendar year 2001, being the period from January 1, 2001 through December 31, 2001

     For the portion of the Lease Term prior to September 1, 2001 with respect to the Initial Premises and the First Additional Premises such definition shall remain unchanged for such purposes.

          (B) For the purposes of computing Tenant's payments for real estate taxes pursuant to Section 2.7 of the Lease as amended by Sections 5 and 6 of the First Amendment (i) with respect to the Initial Premises and the First Additional Premises for the portion of the Lease Term on and after September 1, 2001 and (ii) with respect to the Second Additional Premises, the definition of "Base Taxes" contained in said Section 1.1 as amended by Section 6 of the First Amendment shall be deleted in its entirety and replaced with the following:

               BASE TAXES:  Landlord's Tax Expenses (as hereinafter defined in
               Section 2.7) for fiscal tax year 2001, being the period from July 1, 2000 through June 30, 2001.

     For the portion of the Lease Term prior to September 1, 2001 with respect to the Initial Premises and the First Additional Premises such definition shall remain unchanged for such purposes.

     10. Tenant agrees to accept the Second Additional Premises in "as is" condition. Tenant acknowledges that Landlord shall not be responsible to make any additions, alterations, improvements, demolition or removals to the Second Additional Premises. Further, Landlord shall not be responsible for the installation or connection of Tenant's telephone or other communications equipment or systems.

     11. Landlord shall provide to Tenant an allowance of $370,000.00 (the "Tenant Allowance") which may be applied by Tenant upon written notice to Landlord to (i) the cost of improvements in any portion of the Premises performed by Tenant in accordance with the terms of the Lease (including architectural, engineering and construction management fees and expenses which have been reasonably approved by Landlord) after Tenant delivers to Landlord invoices indicating the actual cost of such improvements reasonably satisfactory to Landlord or (ii) the cost of improvements in any portion of the Premises performed by Landlord. Upon request from Tenant, Landlord shall provide to Tenant a copy of invoices evidencing the actual cost of improvements performed by Landlord. If Landlord performs work in the Premises and such work exceeds the Tenant Allowance, Tenant shall reimburse Landlord as additional rent, for such excess within thirty (30) days after billing therefor by Landlord. Any unused portion of the Tenant Allowance up to $70,000.00 as of July 31, 2001 shall be credited against Annual Fixed Rent and additional rent next due from Tenant pursuant to the Lease.

     12. As of the date hereof, the Mandatory Expansion Premises (as defined hereinabove) is leased to Nason, Wall & Wall, P.C. and Legal Information Systems, Inc. (collectively "Nason"). Such existing lease, any amendments thereto and the terms thereof, including, but not limited to, the original terms thereof, options to extend the terms thereof, expansion options and amendments is hereinafter called the "Nason Lease". Subject to the Nason Lease and the rights of Nason thereunder, which rights are prior to the rights of Tenant under this Section, and provided that as of the date on which the Mandatory Expansion Premises first becomes available for leasing (the "Mandatory Expansion Premises Commencement Date") (i) no "Event of Default" (as defined in Section 7.1 of the Lease) exists under the Lease, (ii) the Lease is still in full force and effect,
(iii) Tenant has not assigned the Lease nor sublet any portion of the Premises (other than an assignment of subletting pursuant to Section 5.6.1 of the Lease or a subletting of less than twenty percent (20%) in the aggregate of the then Rentable Floor Area of the Premises) and (iv) such Mandatory Expansion Premises Commencement Date is prior to March 1, 2002, the Mandatory Expansion Premises shall be delivered to Tenant and added to the Premises leased by Tenant pursuant to the Lease as of the Mandatory Expansion Premises Commencement Date upon all of the same terms and conditions set forth in the Lease except that Annual Fixed Rent shall be payable by Tenant for the Mandatory Expansion Premises as of the date which is sixty (60) days subsequent to the Mandatory Expansion Premises Commencement Date (the "Mandatory Expansion Premises Rent Commencement Date") in an amount equal to the product of (i) $29.00 and (ii) the Rentable Floor Area of the Mandatory Expansion Premises and Tenant's payments for operating expenses, real estate taxes and electricity for such Mandatory Expansion Premises shall commence as of the Mandatory Expansion Premises Rent Commencement Date and shall be upon the same terms as the Second Additional Premises as of the Mandatory Expansion Premises Rent Commencement Date. In the event that the Mandatory Expansion Premises Commencement Date occurs prior to March 1, 2002, Landlord shall provide Tenant with an allowance in the amount of $37,000.00 (the "Mandatory Expansion Premises Allowance") which may be applied by Tenant upon written notice to Landlord to (i) the cost of improvements (including architectural, engineering and construction management fees and expenses which have been reasonably approved by Landlord) in any portion of the Mandatory Expansion Premises performed by Tenant in accordance with the terms of the Lease after Tenant delivers to Landlord invoices indicating the actual cost of such improvements reasonably satisfactory to Landlord or (ii) the cost of improvements in any portion of the Premises performed by Landlord. Upon request from Tenant, Landlord shall provide to Tenant a copy of invoices evidencing the actual cost of improvements performed by Landlord. Further, if the Mandatory Expansion Premises Commencement Date has not occurred prior to March 1, 2002, Tenant shall not be entitled to the Mandatory Expansion Premises Allowance, Tenant shall have no right to lease the Mandatory Expansion Premises and Landlord shall be free to enter into a lease or leases of the Mandatory Expansion Premises or any portion thereof with another prospective tenant upon terms and conditions as Landlord shall determine, which terms may include rights or options to extend the term or to expand the size of the premises under such lease.

     13. As of the date hereof, Offer Premises A is leased to Astra Tech, Inc. and Offer Premises B is leased to iKnowledge, Inc. (such Offer Space A and Offer Space B being hereinafter sometimes collectively referred to as the "First Offer Space"). Such existing leases, any amendments thereto and the terms thereof, including, but not limited to, the original terms thereof, options to extend the terms thereof, expansion options and amendments are hereinafter called the "Existing Leases" and the tenants under the Existing Leases are hereinafter called the "Existing Tenants". Subject to the Existing Leases and the rights of the Existing Tenants thereunder, which rights are prior to the rights of Tenant under this Section and provided that at the time any portion of the First Offer Space becomes available for reletting
(i) there is no "Event of Default" (as defined in Section 7.1 of the Lease),
(ii) Tenant has not assigned the Lease or sublet any portion of the Premises except for an assignment or subletting permitted pursuant to Section 5.6.1 of the Lease or a subletting of less than twenty percent (20%) in the aggregate of the then Rentable Floor Area of the Premises and (iii) the Lease is still in full force and effect, Landlord agrees not to enter into a lease or leases to relet such First Offer Space without first giving to Tenant an opportunity to lease such space for the "Annual Market Rent" (as hereinafter defined) as determined by Landlord. The "Annual Market Rent" shall be the annual fair market rent for such space determined by Landlord as of the date when the same becomes so available for reletting, based upon the use of such space as first class office space utilizing properties of similar character within the Boston West Suburban market. When any portion of the First Offer Space becomes so available for reletting, Landlord shall notify Tenant of the availability of such space and shall advise Tenant of the Annual Market Rent and other business terms upon which Landlord is willing so to lease such space. If Tenant wishes to exercise Tenant's right of offer, Tenant shall do so, if at all, by giving Landlord notice of Tenant's desire to lease the entire amount of such space (Tenant having no right to Lease less than the entire amount of such space) on such terms within fifteen (15) days after receipt of Landlord's notice to Tenant of the availability of such space and of such terms, if Tenant shall give such notice, the same shall constitute an agreement to enter into an amendment to the Lease setting forth the leasing of such space within thirty (30) days thereafter, upon all of the same terms and conditions contained in the Lease, except for the provisions of this Section, the Annual Fixed Rent which shall be equal to the Annual Market Rent as quoted by Landlord and those provisions which are inappropriate to the business agreement concerning such First Offer Space. If Tenant shall not so exercise such right within such period, time being of the essence in respect of such exercise, Tenant shall have no further right of offer hereunder with respect to such space offered to Tenant and Landlord shall be free to enter into a lease of such space with another prospective tenant or tenants upon terms and conditions as Landlord shall determine, which terms may include rights or options to extend the term or to expand the size of the premises under such lease or leases provided, however, that if Landlord proposes to lease such space to a third party during the period which is ninety (90) days subsequent to Landlord's notice to Tenant advising of the availability of such space upon terms less favorable to Landlord than contained in Landlord's offer to Tenant, Landlord must reoffer such space to Tenant for lease in accordance with this Section 13.

          If Tenant shall exercise any such right of offer and if, thereafter, the then occupant of the premises with respect to which tenant shall have so exercised such right wrongfully fails to deliver possession of such premises at the time when its tenancy is scheduled to expire, Landlord shall use reasonable efforts and due diligence (which shall be limited to the commencement and prosecution thereafter of eviction proceedings but which shall not require the taking of any appeal) to evict such occupant from such space and deliver possession of such space to Tenant as soon as possible. Commencement of the term of Tenant's occupancy and lease of such additional space shall and Tenant's obligation to pay Annual Fixed Rent or additional rent with respect to the same, in the event of such holding over by such occupant, be deferred until possession of the additional space is delivered to Tenant. The failure of the then occupant of such premises to so vacate shall not give Tenant any right to terminate the Lease or to deduct from, offset against or withhold Annual Fixed Rent or additional rent (or any portions thereof).

     14.  Landlord and Tenant hereby acknowledge and agree that the leasing of
(i) the Second Additional Premises B to Tenant as provided in this Second Amendment is subject to Landlord and Hobbs Group Insurance Brokers, LLC ("Hobbs Group") executing an agreement to terminate the lease between such parties (the "Hobbs Group Agreement") and (ii) the Second Additional Premises C to Tenant as provided in this Second Amendment is subject to Landlord and TMP Worldwide, Inc. ("TMP") executing an agreement to terminate the lease between such parties (the "TMP Agreement"). In the event that the Hobbs Group Agreement is not executed by Landlord and Hobbs Group, the terms of this Second Amendment shall be deemed null and void with respect to the Second Additional Premises B only (and in such event this Second Amendment shall remain in full force and effect with respect to the remainder of the Second Additional Premises) and Tenant shall have no right to lease the Second Additional Premises B. In the event that the TMP Agreement is not executed by Landlord and TMP the terms of this Second Amendment shall not become effective until the expiration or earlier termination of the TMP lease for such space at which time this Second Amendment shall be in full force and affect with respect to Second Additional Premises C.

     15. In the event at the time Tenant exercises its right under this Section, (i) Tenant occupies for its own benefit a minimum of 49,000 square feet of rentable floor area in the Building (ii) no "Event of Default" (as defined in Section 7.1 of the Lease) exists and (iii) Tenant has not assigned the Lease or sublet the Premises (except for an assignment or subletting permitted pursuant to Section 5.6.1 of the Lease or a sublease which by its terms has expired), Tenant shall be permitted, at Tenant's expense, to erect an exterior monument sign in the landscaped area to the right of the main entrance of the Building containing Tenant's name. The design, size, graphics, color and exact location of such sign shall be subject to the prior approval of Landlord and to the requirements of the zoning by- law for the Town of Lexington and other applicable laws and to Tenant obtaining all necessary permits and approvals therefor. Tenant acknowledges and agrees that Tenant's right to corporate signage on the Site pursuant to this Section is not on an exclusive basis and that Landlord may grant other tenants in the Complex the right to signage on the Site. In the event Tenant erects a sign pursuant to this Section and Tenant subsequently reduces the size of its Premises, assigns the Lease or subleases its Premises (except for an assignment or subletting permitted pursuant to Section 5.6.1) so that Tenant no longer leases from Landlord and occupies at least 49,000 square feet of rentable square floor area in the Building, Tenant agrees that it shall remove such signage at Tenant's expense.

     16. Concurrently with the execution of this Second Amendment, Tenant shall pay to Landlord a security deposit in the amount of Five Hundred Thousand Dollars ($500,000.00) and Landlord shall hold the same throughout the Term of the Lease (including any extension thereof), unless sooner returned to Tenant as provided in this Section, as security for the performance by Tenant of all obligations on the part of Tenant to be performed under this Lease. At Tenant's option, such deposit, or any portion thereof, may be in the form of an irrevocable, unconditional, demand letter of credit (the "Letter of Credit") issued by and drawn on a bank, and in a form reasonably acceptable to Landlord, which Letter of Credit shall permit one or more draws thereunder to be made accompanied only by certification by Landlord that pursuant to the terms of the Lease, Landlord is entitled to apply such Letter of Credit and the proceeds thereof to an Event of Default of Tenant under the Lease. Any such Letter of Credit shall be for a term of two (2) years (or for one (1) year if the issuer thereof regularly and customarily only issues letters of credit for a maximum term of one (1) year and shall in either case be renewed by Tenant each year thereafter and each renewal shall be delivered to and received by Landlord not later than thirty (30) days before the expiration of the then current Letter of Credit (herein called a "Renewal Presentation Date"). In the event of a failure to so deliver such renewal Letter of Credit on or before the applicable Renewal Presentation Date, Landlord shall be entitled to present the then existing letter of Credit for payment and to receive the proceeds thereof, which proceeds shall be held as Tenant's security deposit, subject to the terms of this Section. Upon the occurrence of any Event of Default, Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to draw on all or any portion of such deposit held as a Letter of Credit and to apply the proceeds of such Letter of Credit or any cash held as such deposit, or any part thereof, to Landlord's damages arising from such Event of Default on the part of Tenant under the terms of the Lease as amended. If Landlord so applies all or any portion of such deposit, Tenant shall within seven (7) days after notice from Landlord deposit cash with Landlord in an amount sufficient to restore such deposit to the full amount stated in this Section. While Landlord holds any such cash deposit, it shall not be responsible for paying interest thereon however Landlord shall keep the same (provided it is in excess of $250,000.00) in an account separate from Landlord's other funds. Neither the holder of a mortgage nor the landlord in a ground lease on property which includes the Premises shall ever be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder or ground landlord.

     (B) (a) Landlord shall return a One Hundred Thousand Dollars ($100,000.00) portion of such deposit to Tenant so that the remainder of such deposit shall be Four Hundred Thousand Dollars ($400,000.00) (or if such deposit is in the form of a Letter of Credit, Landlord shall exchange the Letter of Credit for a Letter of Credit delivered by Tenant which reduces the amount secured by the Letter of Credit by the amount stated hereinabove) on September 1, 2001 if (i) there has never been and is not then an Event of Default under the terms of the Lease and (ii) Landlord has not applied such deposit or any portion thereof to Landlord's damages arising from any default on the part of Tenant, whether or not Tenant has restored the amount so applied by Landlord.

          (b) Landlord shall return an additional One Hundred Thousand Dollars ($100,000.00) portion of such deposit to Tenant so that the remainder of such deposit shall be Three Hundred Thousand Dollars ($300,000.00) (or if such deposit is in the form of a Letter of Credit, Landlord shall exchange the Letter of Credit for a Letter of Credit delivered by Tenant which reduces the amount secured by the Letter of Credit by the amount stated hereinabove) in

September 1, 2002 if (i) there has never been and is not then an Event of Default under the terms of the Lease and (ii) Landlord has not applied such deposit, or any portion thereof, to Landlord's damages arising from any default on the part of Tenant, whether or not Tenant has restored the amount so applied by Landlord.

          (c) Landlord shall return an additional One Hundred Thousand Dollars ($100,000.00) portion of such deposit to Tenant so that the remainder of such deposit shall be Two Hundred Thousand Dollars ($200,000.00) (or if such deposit is in the form of a Letter of Credit, Landlord shall exchange the Letter of Credit for a Letter of Credit delivered by Tenant which reduces the amount secured by the Letter of Credit by the amount stated hereinabove) on September 1, 2003 if (i) there has never been and is not then an Event of Default under the terms of the Lease and (ii) Landlord has not applied such deposit, or any portion thereof, to Landlord's damages arising from any default on the part of Tenant, whether or not Tenant has restored the amount so applied by Landlord.

          (d) Tenant not then being in default and having performed all of its obligations under the Lease, including the payment of all Annual Fixed Rent and additional rent, Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section, to Tenant on the expiration or earlier termination of the term of the Lease (as the same may have been extended) and surrender possession of the Premises by Tenant to Landlord in the condition required in the Lease at such time.

     17. Landlord and Tenant hereby acknowledge and agree that Section 9 of the First Amendment is hereby deleted in its entirety.

     18. As of the date hereof the definition of "Number of Parking Spaces" contained in Section 1.1 of the Lease as amended by Section 7 of the First Amendment, shall be deleted in its entirety and replaced with the following:

          NUMBER OF
          PARKING SPACES:      3.3 spaces for every 1,000 square feet of
                               Rentable Floor Area leased by Tenant in the Complex.

     19. (A) Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Second Amendment other than Trammell Crow Company (the "Broker") and in the event any claim is made against Landlord relative to dealings by Tenant with brokers (other than the Broker), Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

          (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Second Amendment (other than the Broker) and in the event any claim is made against Tenant relative to dealings by Landlord with brokers,

Landlord shall defend the claim against Tenant with counsel of Landlord's selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord shall be responsible for the payment of the commission to the Broker in connection with the consummation of this Second Amendment.

     20. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

     21. Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the "Lease" shall be deemed to be references to the Lease as amended by the First Amendment and as herein amended.

     EXECUTED as a sealed instrument as of the date and year first above written.


WITNESS:                            LANDLORD:

____________________________        ________________________________
                                    STACEY A. BAKER FOR THE TRUSTEES
                                    OF ELANDZEE TRUST PURSUANT TO
                                    WRITTEN DELEGATION, BUT NOT INDIVIDUALLY


ATTEST:                             TENANT:


                                    CENTRA SOFTWARE, INC.

By__________________________        By______________________________

Name________________________        Name____________________________

Title   SECRETARY or                Title     PRESIDENT or
     -----------------------             ---------------------------
      (ASSISTANT SECRETARY)                 (VICE PRESIDENT)
----------------------------        --------------------------------
                                        HEREUNTO DULY AUTHORIZED


                                    By______________________________

                                    Name____________________________

                                    Title       TREASURER or
                                         ---------------------------
                                             (ASSISTANT TREASURER)
                                    --------------------------------
                                          HEREUNTO DULY AUTHORIZED

                                         (CORPORATE SEAL)